Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Brett Just, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of ContextLogic Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 17, 2025	By:	/s/ Brett Just
Brett Just
Chief Financial Officer
(Principal Financial Officer)